UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 1999

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        FLORIDA                        0-21341                   65-0039856
      (STATE OR OTHER                (COMMISSION              (I.R.S. EMPLOYER
        JURISDICTION                 FILE NUMBER)            IDENTIFICATION NO.)
    OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA       33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)               (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 682-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                             EXHIBIT INDEX ON PAGE 4

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ITEM 5.  OTHER EVENTS

The news release of Ocwen Financial Corporation, dated January 29, 1999, announcing its 1998 results and certain other information, is attached hereto and filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         The following exhibit is filed as part of this report:

         (99) News release of Ocwen Financial Corporation dated January
              29, 1999.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   OCWEN FINANCIAL CORPORATION
                                   (Registrant)


                                    By:  /s/ MARK S. ZEIDMAN
                                         -----------------------------
                                             Mark S. Zeidman
                                             Senior Vice President and
                                             Chief Financial Officer


Date:  February 11, 1999


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


INDEX TO EXHIBIT



 Exhibit No.   Description                                              Page
 -----------   -----------                                              ----

      99       News release of Ocwen  Financial  Corporation  dated      5
               January 29, 1999, announcing its 1998 results and certain other information.


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